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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 7, 2003

                                   LEXENT INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                 000-31105                13-3990223
       (State Or Other             (Commission             (IRS Employer
       Jurisdiction Of             File Number)          Identification No.)
        Incorporation)

                              Three New York Plaza
                            New York, New York 10004
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 981-0700
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Item 5. Other Events and Regulation FD Disclosure.

On August 7, 2003, Lexent Inc. (the "Company") issued a press release announcing that the Company, Hugh J. O'Kane, Jr., Kevin M. O'Kane and the plaintiffs named in the lawsuits consolidated under the caption In re Lexent Inc. Shareholders Litigation entered into and filed a Stipulation of Settlement with the Court of Chancery of the State of Delaware. A copy of the Stipulation of Settlement is being filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference and a copy of the Company's press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the settlement, the plaintiffs (on their own behalf and on behalf of a class of holders of Lexent common stock) agreed to dismiss the litigation and release the defendants from all related claims. In exchange, as previously announced, the defendants, without admitting any liability, agreed to, among other things, (i) raise the consideration to be paid in the proposed merger to $1.50 per share and (ii) condition the approval of the proposed merger on the receipt of the vote of a majority of shares of Lexent common stock actually voted with respect to the adoption and approval of the merger agreement and the proposed merger (other than shares held by the purchaser in the proposed merger, Hugh J. O'Kane, Jr. and Kevin M. O'Kane).

The settlement is conditioned upon, among other things, consummation of the proposed merger and approval of the settlement by the Court of Chancery of the State of Delaware. The Court will schedule a hearing to determine the fairness, reasonableness and adequacy of the settlement, whether or not the settlement should be approved and to hear and determine any objections to the settlement.

In connection with the settlement, plaintiffs' counsel will petition the Court for an award of attorneys' fees and expenses in an aggregate amount not to exceed $500,000. Defendants have agreed not to object to such an application.

In the event that the stockholders of the Company approve the proposed merger and the proposed merger is completed, plaintiffs' court-approved attorneys' fees and expenses will be paid by the Company.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

      10.1 Stipulation of Settlement, dated August 5, 2003, entered into by the Company, Hugh J. O'Kane, Jr., Kevin M. O'Kane and the plaintiffs named in the lawsuits consolidated under the caption In re Lexent Inc. Shareholders Litigation.


      99.1 Press Release of Lexent Inc., dated August 7, 2003, announcing that Lexent Inc. Hugh J. O'Kane, Jr., Kevin M. O'Kane and the plaintiffs named in the lawsuits consolidated under the caption In re Lexent Inc. Shareholders Litigation entered into and filed a Stipulation of Settlement with the Court of Chancery of the State of Delaware.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          LEXENT INC.

                                              By:  /s/ Noah Franzblau
                                                   -----------------------------
                                                   Noah Franzblau
                                                   Secretary and General Counsel

Date: August 11, 2003